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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 29, 2001

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

        DELAWARE                     333-15487                   54-1163725
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since last report)




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Item 5.  Other Events

         On January 29, 2001, The AES Corporation(the "Registrant") issued the press release attached as Exhibit 99.1, to this report and incorporated herein by reference. AES does not undertake any obligation to update its expectations for 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE AES CORPORATION

DATE:  January 29, 2001                       by:  /s/  William R. Luraschi
                                              Vice President and Secretary